UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

July 25, 2016

(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19133	75-2237318
(Commission File Number)	(IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011

(Address of principal executive offices, including zip code)

(817) 460-3947

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 25, 2016, First Cash Financial Services, Inc. (the “Company” or “First Cash”) entered into an Amended and Restated Credit Agreement for the combined company (contemplated by the merger discussed below) to replace the Company’s existing bank credit facility (as amended, the “2016 Credit Facility”). The commitments to lend under the 2016 Credit Facility do not become effective until the closing of the merger as contemplated by the Agreement and Plan of Merger dated as of April 28, 2016, by and among the Company, Cash America International, Inc. (“Cash America”) and Frontier Merger Sub LLC, a wholly owned subsidiary of the Company, and the satisfaction of customary closing conditions.

The total lender commitment under the 2016 Credit Facility will increase from $210,000,000 to $400,000,000 and the number of participating lenders will increase from five to eight. Additionally, the term of the 2016 Credit Facility will be extended to five years from the closing date of the merger.

The 2016 Credit Facility will bear interest, at the Company’s option, at either (i) the prevailing London Interbank Offered Rate (“LIBOR”) (with interest periods of one week or one, two, three or six months at the Company’s option) plus a fixed spread of 2.5% or (ii) the prevailing prime or base rate plus a fixed spread of 1.5%. The agreement requires a minimum LIBOR rate of 0%. Additionally, the Company will be required to pay an annual commitment fee of 0.50% on the average daily unused portion of the 2016 Credit Facility commitment.

Under the terms of the 2016 Credit Facility, the Company will be required to maintain certain financial ratios and comply with certain financial covenants and will allow the Company to make certain restricted payments, such as repurchasing shares of its stock, within certain parameters provided the Company maintains compliance with those financial ratios and covenants after giving effect to such restricted payments. Additionally, the Company will be required to maintain a minimum level of liquidity, as defined in the 2016 Credit Facility, to the extent any principal amount under Cash America’s 5.75% senior notes due May 15, 2018 remains outstanding.

The foregoing description of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 hereto, and incorporated into this report by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure of the material terms and conditions of the Amended and Restated Credit Agreement contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On July 26, 2016, the Company and Cash America issued a joint press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), with respect to the proposed business combination of the Company and Cash America, has expired, concluding antitrust review of the transaction under the HSR Act. The companies also announced the entry by the Company into the 2016 Credit Facility for the combined company, which will become effective upon the completion of the proposed transaction subject to the satisfaction of customary closing conditions. A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Forward Looking Statements

This report, and the document incorporated herein by reference, contain “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of First Cash and Cash America or anticipated benefits of the proposed transaction. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the proposed transaction is subject to the approval of the stockholders of First Cash and Cash America, regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction, including anticipated synergies, cost savings, cash flows and future financial and operating results; future capital returns to stockholders of the combined company; First Cash’s and Cash America’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the proposed transaction; the impact of any CFPB rules that may be adopted on First Cash and Cash America; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to First Cash and Cash America and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these risks, uncertainties and factors include, but are not limited to: the risk that First Cash or Cash America may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that required stockholder approvals may not be obtained; the risks that condition(s) to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the conditions to closing the 2016 Credit Facility may not be satisfied; the risk that the businesses will not be integrated successfully; the risk that the benefits, cost savings, cash flows, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time to transaction-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of First Cash and/or Cash America, including if the proposed transaction is consummated, these risks, uncertainties and factors include, but are not limited to: the effect of future regulatory or legislative actions on the companies or the industries in which they operate and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and/or risks related to the ability to obtain financing; economic and foreign exchange rate volatility, particularly in Latin American markets; adverse gold market or exchange rate fluctuations; increased competition from banks, credit unions, internet-based lenders, other short-term consumer lenders and other entities offering similar financial services as well as retail businesses that offer products and services offered by First Cash and Cash America; a decrease in demand for First Cash’s or Cash America’s products and services; public perception of First Cash’s or Cash America’s business and business practices; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, management and other employees; risks related to any current or future litigation proceedings; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; ability to protect intellectual property rights; the impact of security breaches, cyber-attacks or fraudulent activity on First Cash’s or Cash America’s reputation; the risks associated with assumptions the companies make in connection with their parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currency fluctuations, tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairments, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning these and other risk factors is also contained in First Cash’s Form S-4 Registration Statement that was filed with the Securities and Exchange Commission (“SEC”) on June 15, 2016, which includes the preliminary joint proxy statement for First Cash and Cash America, including any amendments thereto, as well as First Cash’s and Cash America’s most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond First Cash’s or Cash America’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither First Cash nor Cash America undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Neither First Cash nor Cash America gives any assurance (1) that either First Cash or Cash America will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning First Cash, Cash America, the proposed transaction, the combined company or other matters and attributable to First Cash or Cash America or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information And Where To Find It

This report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between First Cash and Cash America or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed transaction between First Cash and Cash America will be submitted to the respective stockholders of First Cash and Cash America for their consideration. In connection with the proposed transaction between First Cash and Cash America, on June 15, 2016, First Cash filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of First Cash and Cash America that also constitutes a preliminary prospectus of First Cash. These materials are not yet final and will be amended. After such time as the registration statement on Form S-4 has been declared effective by the SEC, First Cash and Cash America will mail the joint proxy statement/prospectus to their respective stockholders when it becomes final. First Cash and Cash America also plan to file other documents with the SEC regarding the proposed transaction. This report is not a substitute for any prospectus, proxy statement or any other document which First Cash or Cash America may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FIRST CASH AND CASH AMERICA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS ONCE IT IS FILED WITH THE SEC AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST CASH, CASH AMERICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about First Cash and Cash America, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. First Cash and Cash America make available free of charge at www.firstcash.com and www.cashamerica.com, respectively (in the “Investor” or “Investor Relations” section, as applicable), copies of materials they file with, or furnish to, the SEC.

Participants In The Merger Solicitation

First Cash, Cash America, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of First Cash and Cash America in connection with the proposed transaction. Information about the directors and executive officers of First Cash is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 28, 2016. Information about the directors of Cash America is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 7, 2016, and information about the executive officers of Cash America is set forth in Cash America’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1*	Amended and Restated Credit Agreement, dated July 25, 2016, between First Cash Financial Services, Inc., Certain Subsidiaries of the Borrower From Time to Time Party Thereto, the Lenders Party Thereto, and Wells Fargo Bank, National Association

99.1	Joint Press Release of First Cash Financial Services, Inc. and Cash America International, Inc., issued July 26, 2016

*

The annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted annexes and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2016	FIRST CASH FINANCIAL SERVICES, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document

10.1	Amended and Restated Credit Agreement, dated July 25, 2016, between First Cash Financial Services, Inc., Certain Subsidiaries of the Borrower From Time to Time Party Thereto, the Lenders Party Thereto, and Wells Fargo Bank, National Association

99.1	Joint Press Release of First Cash Financial Services, Inc. and Cash America International, Inc., issued July 26, 2016

7